EXHIBIT 99.1

[GRAPHIC OMITTED]

    FOR IMMEDIATE RELEASE
    For more information, contact:
    MEDIA CONTACT:                             INVESTOR CONTACT:
    Mark Stutz                                 Steve Smith
    (303) 414-5529                             (303) 414-5350
    mark_stutz@icgcomm.com                     investor_relations@icgcomm.com
    ----------------------                     -------------------------------




          ICG COMMUNICATIONS, INC. REPORTS RECORD $10.5 MILLION EBITDA
                            FOR FIRST QUARTER OF 1999

                          Total Revenue Grew 64 Percent
                               64,128 Lines Added

ENGLEWOOD, CO. (APRIL 28, 1999) - ICG Communications, Inc. (Nasdaq: ICGX) ("ICG") today announced strong first quarter results. For the three months ended March 31, 1999, the company's total consolidated EBITDA (earnings before interest, taxes, depreciation and amortization, and non-recurring charges) was $10.5 million, compared to a deficit of $25.0 million reported in the corresponding period in 1998. ICG's total consolidated revenue for the first quarter of 1999 grew 64 percent to $129.5 million, compared to $78.9 million last year. During the first three months of 1999, ICG installed 64,128 net new access lines, of which 98.5 percent were on-switch, and ended the period with 418,610 total lines in service.

"ICG finished the first quarter of 1999 very strong, both operationally and financially," said J. Shelby Bryan, ICG's president and chief executive officer. "More importantly, we are positioned for accelerated sequential growth due to the continued strength in our traditional CLEC business and the earlier than expected contribution of our ISP network services business."

ICG's business strategy is to provide high-quality local, long distance, enhanced telephony and data services to small and medium-sized businesses in California, Colorado, Ohio, Texas, and parts of the southeastern United States. The company also provides high-speed network services to Internet service providers (ISPs) using its nationwide data network with 236 points of presence
(POPs).

                                              ICS Press Release, 4/28/99, page 2



REVENUE COMPONENTS:

ICG's Telecom services ("Telecom") revenue grew 78 percent to $104.3 million for the three months ended March 31, 1999, compared to $58.5 million recorded during the corresponding period in 1998. Telecom's local services revenue for the three months ended March 31, 1999 was $67.4 million, an increase of $43.1 million, or 178 percent, compared to the same period in 1998. Growth in local revenue was primarily attributed to the increase in access lines.

Telecom's special access service (dedicated transport) revenue was $22.6 million for the quarter ended March 31, 1999, an increase of 40 percent over the first quarter last year. Long distance revenue for the current quarter was $5.1 million, compared to $3.9 million for the first quarter last year. Switched terminating access (terminating long distance) revenue was $9.2 million for the three months ended March 31, 1999, compared to $14.2 million for the same period in 1998. This decrease, as expected, was the result of the company's initiatives to raise prices.


         TELECOM SERVICES REVENUE COMPONENTS
           ($ IN MILLIONS)

-------------------------------------------------------------------------------
THREE MONTHS ENDED                               ANNUAL             SEQUENTIAL
                          3/31/99    3/31/98    % CHANGE   12/31/98  % CHANGE
-------------------------------------------------------------------------------
LOCAL SERVICES              $67.4       24.3      178%        $60.5     11%

LONG DISTANCE                 5.1        3.9      32%           5.1     n/a

SPECIAL ACCESS               22.6       16.1      40%          20.6     10%

SWITCHED TERMINATION          9.2       14.2     (35%)         11.8    (22%)

-------------------------------------------------------------------------------
TOTAL TELECOM REV.          104.3       58.5      78%          98.0      6%

-------------------------------------------------------------------------------


ICG's Network services generated $13.5 million of revenue for the first quarter of 1999, an 18 percent increase, or a $2.1 million improvement, compared to the corresponding quarter in 1998. The company's Satellite services business had revenue of $11.7 million for the quarter ended March 31, 1999, a 31 percent increase compared to $8.9 million a year ago.

                                              ICS Press Release, 4/28/99, page 3




IMPROVING CORE TELECOM OPERATING MARGINS:

Telecom services' gross operating margins improved to $50.7 million for the first quarter (49% of Telecom revenue), compared to $12.8 million reported in 1998. The improvement in gross operating margin was attributable to increases in higher margin revenue and better network utilization.


   TELECOM SERVICES' GROSS OPERATING MARGINS:
   ($ in millions)

-------------------------------------------------------------------------------
   THREE MONTHS ENDED       3/31/99    12/31/98    9/30/98  6/30/98  3/31/98
                         ------------------------------------------------------
   Revenue                 $104.3        98.0        82.6    64.2     58.5
                         ------------------------------------------------------
   Operating costs          (53.6)      (50.1)      (48.1)   43.3)   (45.7)
                         ------------------------------------------------------
    Gross margin             50.7        47.9        34.5    20.9     12.8
                         ------------------------------------------------------
        % of revenue           49%         49%         42%     33%      22%
-------------------------------------------------------------------------------


TOTAL OPERATING COSTS AND SG&A:

Total operating costs for the quarter ended March 31, 1999 were $70.2 million, a 14 percent increase compared to $61.5 million recorded for the corresponding quarter last year. ICG's gross operating margin (revenue less operating costs) for the current quarter was $59.3 million, or 46 percent of total revenue compared to a gross operating margin of $17.4 million, or 22 percent of revenue, for the first quarter of 1998.

Selling, general and administrative ("SG&A") expenses for the three months ended March 31, 1999 were $48.9 million, a 16 percent increase compared to $42.3 million recorded for the same three-month period in 1998. SG&A as a percentage of total revenue was 38 percent for the first quarter of this year, compared to 54 percent last year.

NET INCOME (LOSS):

Depreciation and amortization for the three months ended March 31, 1999 was $39.0 million, up $25.4 million compared to last year. This increase was due to an increase in depreciable assets and goodwill. Interest expense for the three months ended March 31, 1999 was $47.4 million, while interest income was $4.1 million.

                                              ICS Press Release, 4/28/99, page 4



During the first quarter of this year ICG disposed of its Netcom domestic and international operations and posted an extraordinary gain of $193.0 million. Total proceeds from this disposition were approximately $286.1 million.

Net income for the three months ended March 31, 1999 was $106.7 million, compared to a net loss of $101.8 million recorded for the corresponding quarter in 1998. Loss from continuing operations for the three months ended March 31, 1999 was $86.3 million, compared to a loss from continuing operations of $81.6 million recorded for the first quarter last year. Earnings per share for the quarter ended March 31, 1999 was $2.29, compared to a loss of $2.30 recorded for the corresponding quarter in 1998. Loss per share from continuing operations for the quarter ended March 31, 1999 was $1.85 compared to a loss of $1.84 for the corresponding quarter in 1998.

RESOURCES AND CAPITAL EXPENDITURES:

ICG had $369.0 million in cash, cash equivalents and short-term investments at March 31, 1999. The company's capital expenditures for the quarter ended March 31, 1999 were $105.7 million.

OPERATIONS:

At March 31, 1999 ICG had 4,351 operational fiber route miles (with another 533 miles under construction), compared to 3,194 route miles at March 31, 1998. The company increased its buildings connected 56 percent, reaching 6,126 buildings at the end of the current quarter, compared to 3,931 buildings connected on March 31, 1998.

ICG had 46 switches at the end of the first quarter in 1999, of which 29 were voice switches and 17 were data switches. This compares to 35 switches (20 voice and 15 data) at the end of March last year.

                                              ICS Press Release, 4/28/99, page 5



ABOUT ICG COMMUNICATIONS:

With headquarters in Englewood, Colo., ICG Communications, Inc. (NASDAQ: ICGX) is a competitive telecommunications provider of high-quality, integrated communications solutions. ICG offers local, long distance, enhanced telephony and data communications to small and medium-sized businesses in California, Colorado, Ohio, Texas and the southeastern United States. The Company also provides high-speed data network capabilities and services to Internet service providers throughout the U.S., using ICG's nationwide network. Through other subsidiary operations, ICG designs and installs copper, fiber and wireless infrastructure for buildings and campuses; and offers international satellite voice and data services. At March 31, 1999 ICG had 2,665 full time employees.


                                            ###



INFORMATION AND STATEMENTS CONTAINED IN THIS PRESS RELEASE CONTAIN, EXPRESSED OR IMPLIED, FORWARD-LOOKING DISCLOSURES THAT ARE BASED ON THE BELIEFS OF MANAGEMENT AS WELL AS ASSUMPTIONS MADE BASED ON INFORMATION CURRENTLY AVAILABLE TO MANAGEMENT. THESE FORWARD-LOOKING STATEMENTS AND INFORMATION INVOLVE RISKS AND UNCERTAINTY, INCLUDING, BUT NOT LIMITED TO, FUTURE DEMAND FOR THE COMPANY'S SERVICES, GENERAL ECONOMIC CONDITIONS, GOVERNMENT REGULATIONS, COMPETITION AND CUSTOMER STRATEGIES, CAPITAL DEPLOYMENT, THE IMPACT OF PRICING, AND OTHER RISKS AND UNCERTAINTIES. SHOULD ONE OR MORE OF THESE RISKS MATERIALIZE, OR SHOULD UNDERLYING ASSUMPTIONS PROVE INCORRECT, ACTUAL RESULTS MAY VARY MATERIALLY FROM THOSE DESCRIBED HEREIN AS ANTICIPATED, BELIEVED, ESTIMATED OR EXPECTED. THESE RISKS ARE DETAILED FROM TIME TO TIME IN VARIOUS REPORTS FILED BY ICG WITH THE SEC, INCLUDING FORM 10-K FILED FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998 AND FORM 10-Q TO BE FILED FOR THE QUARTER ENDED MARCH 31, 1999.




Attachments:      Key Operating Statistics

                  Consolidated Statements of Operations

                  Consolidated Balance Sheet








[GRAPHIC OMITTED]

                                              ICS Press Release, 4/28/99, page 6




KEY OPERATING STATISTICS

==========================================================================================
                          AS OF,       MARCH 31,      DEC. 31,      SEPT. 30,     JUNE 30,
TELECOM SERVICES                         1999           1998          1998          1998
==========================================================================================

ACCESS LINES IN SERVICE                418,610        354,482       290,983       237,458
------------------------------------------------------------------------------------------
FIBER ROUTE MILES
   Operational                           4,351          4,255         3,995         3,812

   Under construction                      533             --            --            --

------------------------------------------------------------------------------------------
FIBER STRAND MILES
   Operational                         155,788        134,152       127,756       124,642

   Under construction                   15,863             --            --            --

------------------------------------------------------------------------------------------
BUILDINGS CONNECTED
  On network                               789            777           684           665

  Hybrid                                 5,337          4,620         4,217         3,733

     Total buildings connected           6,126          5,397         4,901         4,398

------------------------------------------------------------------------------------------
SWITCHES

   Voice                                    29             29            21            20

   Data                                     17             16            15            15

                                  --------------------------------------------------------
     Total switches                         46             45            36            35

------------------------------------------------------------------------------------------
COLLOCATIONS WITH ILECS                    111             59            47            45

------------------------------------------------------------------------------------------

SATELLITE SERVICES
------------------------------------------------------------------------------------------
C-BAND INSTALLATIONS                        78             76            69            66



KEY OPERATING STATISTICS

=================================================================
                          AS OF,      MARCH 31,       DEC. 31,
TELECOM SERVICES                         1998           1997
=================================================================
ACCESS LINES IN SERVICE                   186,156        141,035
-----------------------------------------------------------------
FIBER ROUTE MILES
   Operational                              3,194          3,043

   Under construction                          --             --

-----------------------------------------------------------------
FIBER STRAND MILES
   Operational                            118,074        111,435

   Under construction                          --             --

-----------------------------------------------------------------
BUILDINGS CONNECTED
  On network                                  637            626

  Hybrid                                    3,294          2,527

     Total buildings connected              3,931          3,153

-----------------------------------------------------------------
SWITCHES

   Voice                                       20             19

   Data                                        15             15

                                     ----------------------------
     Total switches                            35             34
-----------------------------------------------------------------
COLLOCATIONS WITH ILECS                        35             32

-----------------------------------------------------------------

SATELLITE SERVICES
-----------------------------------------------------------------
C-BAND INSTALLATIONS                           59             57
-----------------------------------------------------------------

                                              ICG Press Release, 4/28/99, Page 7

ICG
COMMUNICATIONS

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
($ in thousands except per share data)

                                                  Year-over-year comparison
                                                  -------------------------
                                                     Three months ended,
                                                  -------------------------
Revenue                                             3/31/99        3/31/98    % Change
                                                  ------------ ------------   ----------
   Telecom services
       Local services                                $ 67,399       24,277        178%
       Long distance                                    5,131        3,883         32%
       Special access                                  22,562       16,127         40%
       Switched terminating access                      9,239       14,200        (35%)
                                                  ------------ ------------
   Total Telecom services                             104,331       58,487         78%
   Network services (FOTI)                             13,500       11,431         18%
   Satellite services                                  11,688        8,949         31%
                                                  ------------ ------------
     TOTAL REVENUE                                    129,519       78,867         64%

Operating costs
   Telecom services                                   (53,649)     (45,658)        18%
   Network services (FOTI)                            (10,303)     (10,865)        (5%)
   Satellite services                                  (6,224)      (4,992)        25%
                                                  ------------ ------------
     Total operating costs                            (70,176)     (61,515)        14%

Selling, general and administrative                   (48,893)     (42,326)        16%
                                                  ------------ ------------
     EBITDA (before nonrecurring charges)              10,450      (24,974)      (142%)

Depreciation and amortization                         (39,031)     (13,603)       187%
Net gain (loss) on disposal of
   long-lived assets                                      908         (505)      (280%)
Provision for impairment of long-lived assets               -            -         NA
                                                  ------------ ------------
     Operating loss                                   (27,673)     (39,082)       (29%)

Interest expense                                      (47,441)     (34,471)        38%
Interest income                                         4,105        5,502        (25%)
Other, net                                               (504)        (321)        57%
                                                  ------------ ------------
Loss before income taxes, preferred
   dividends and extraordinary gain                   (71,513)     (68,372)         5%

Income tax expense                                          -            -         NA
Preferred dividends on preferred securities
   of subsidiaries, net of minority interest          (14,804)     (13,192)        12%
                                                  ------------ ------------
Loss from continuing operations
   before extraordinary gain                          (86,317)     (81,564)         6%

Discontinued operations
   Loss from discontinued operations                        -      (20,191)      (100%)
   Loss on disposal of discontinued
     operations                                             -            -         NA
                                                  ------------ ------------
Loss before extraordinary gain                        (86,317)    (101,755)       (15%)

Extraordinary gain on sales of operations
   of NETCOM, net of income taxes                     193,029            -         NA
                                                  ------------ ------------
Net income (loss)                                   $ 106,712     (101,755)       205%
                                                  ============ ============

Earnings (loss) per share - basic and diluted:
   Loss from continuing operations                      (1.85)       (1.84)        (1%)
   Loss from discontinued operations                      -          (0.46)       100%
   Extraordinary gain                                    4.14         -            NA
                                                  ------------ ------------
   Earnings (loss) per share                             2.29        (2.30)       200%
                                                  ============ ============
Weighted average number
   of shares outstanding                               46,538       44,311
                                                  ============ ============


                                                     Sequential comparison
                                                   --------------------------
                                                      Three months ended,
                                                   ---------------------------
Revenue                                               3/31/99      12/31/98     % Change
                                                   ------------  ------------  ---------
   Telecom services
       Local services                                 $ 67,399        60,457         11%
       Long distance                                     5,131         5,160         (1%)
       Special access                                   22,562        20,606          9%
       Switched terminating access                       9,239        11,825        (22%)
                                                   ------------ -------------
   Total Telecom services                              104,331        98,048          6%
   Network services (FOTI)                              13,500        13,111          3%
   Satellite services                                   11,688        10,469         12%
                                                   ------------ -------------
     TOTAL REVENUE                                     129,519       121,628          6%

Operating costs
   Telecom services                                    (53,649)      (50,147)         7%
   Network services (FOTI)                             (10,303)      (11,689)       (12%)
   Satellite services                                   (6,224)       (4,889)        27%
                                                   ------------ -------------
     Total operating costs                             (70,176)      (66,725)         5%

Selling, general and administrative                    (48,893)      (50,766)        (4%)
                                                   ------------ -------------
     EBITDA (before nonrecurring charges)               10,450         4,137        153%

Depreciation and amortization                          (39,031)      (40,224)        (3%)
Net gain (loss) on disposal of
   long-lived assets                                       908        (4,371)      (121%)
Provision for impairment of long-lived assets                -        (1,786)      (100%)
                                                   ------------ -------------
     Operating loss                                    (27,673)      (42,244)       (34%)

Interest expense                                       (47,441)      (48,153)        (1%)
Interest income                                          4,105         6,226        (34%)
Other, net                                                (504)         (624)       (19%)
                                                   ------------ -------------
Loss before income taxes, preferred
   dividends and extraordinary gain                    (71,513)      (84,795)       (16%)

Income tax expense                                           -           (45)      (100%)
Preferred dividends on preferred securities
   of subsidiaries, net of minority interest           (14,804)      (14,409)         3%
                                                   ------------ -------------
Loss from continuing operations
   before extraordinary gain                           (86,317)      (99,249)       (13%)

Discontinued operations
   Loss from discontinued operations                         -       (18,965)      (100%)
   Loss on disposal of discontinued
     operations                                              -          (576)      (100%)
                                                   ------------ -------------
Loss before extraordinary gain                         (86,317)     (118,790)       (27%)

Extraordinary gain on sales of operations
   of NETCOM, net of income taxes                      193,029             -         NA
                                                   ------------ -------------
Net income (loss)                                    $ 106,712      (118,790)       190%
                                                   ============ =============

Earnings (loss) per share - basic and diluted:
   Loss from continuing operations                       (1.85)        (2.16)        14%
   Loss from discontinued operations                       -           (0.42)       100%
   Extraordinary gain                                     4.14           -           NA
                                                   ------------ -------------
   Earnings (loss) per share                              2.29         (2.58)       189%
                                                   ============ =============
Weighted average number
   of shares outstanding                                46,538        46,010
                                                   ============ =============

                                              ICG Press Release, 4/28/99, Page 8

ICG
COMMUNICATIONS

    CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
   ($ in thousands except per share data)


                                                        Three months ended,
                                               ----------------------------------
Revenue                                         3/31/99     12/31/98    9/30/98
                                               -----------  ---------- ----------
   Telecom services
       Local services                            $ 67,399      60,457     46,171
       Long distance                                5,131       5,160      4,572
       Special access                              22,562      20,606     20,213
       Switched terminating access                  9,239      11,825     11,611
                                               -----------  ---------- ----------
   Total Telecom services                         104,331      98,048     82,567
   Network services (FOTI)                         13,500      13,111     14,550
   Satellite services                              11,688      10,469      9,350
                                               -----------  ---------- ----------
     TOTAL REVENUE                                129,519     121,628    106,467

Operating costs
   Telecom services                               (53,649)    (50,147)   (48,145)
   Network services (FOTI)                        (10,303)    (11,689)   (12,177)
   Satellite services                              (6,224)     (4,889)    (4,358)
                                               -----------  ---------- ----------
     Total operating costs                        (70,176)    (66,725)   (64,680)

Selling, general and administrative               (48,893)    (50,766)   (45,435)
                                               -----------  ---------- ----------
     EBITDA                                        10,450       4,137     (3,648)

Depreciation and amortization                     (39,031)    (40,224)   (24,883)
Net gain (loss) on disposal of
   long-lived assets                                  908      (4,371)       814
Restructuring costs                                     -      (1,786)         -
                                               -----------  ---------- ----------
     Operating loss                               (27,673)    (42,244)   (27,717)

Interest expense                                  (47,441)    (48,153)   (45,982)
Interest income                                     4,105       6,226      8,196
Other, net                                           (504)       (624)      (547)
                                               -----------  ---------- ----------
Loss before income taxes, preferred
   dividends and extraordinary gain               (71,513)    (84,795)   (66,050)

Income tax expense                                      -         (45)       (45)
Preferred dividends on preferred securities
   of subsidiaries, net of minority interest      (14,804)    (14,409)   (13,987)

                                               -----------  ---------- ----------
Loss from continuing operations
   before extraordinary gain                      (86,317)    (99,249)   (80,082)

Loss from discontinued operations                       -     (18,965)   (15,381)
Loss on disposal of discontinued
   operations                                           -        (576)    (1,201)

                                               -----------  ---------- ----------
Loss before extraordinary gain                    (86,317)   (118,790)   (96,664)

Extraordinary gain on sales of operations
   of NETCOM, net of income taxes                 193,029           -          -
                                               -----------  ---------- ----------
Net income (loss)                               $ 106,712    (118,790)   (96,664)
                                               ===========  ========== ==========

Earnings (loss) per share - basic and diluted:
   Loss from continuing operations                  (1.85)      (2.16)     (1.76)
   Loss from discontinued operations                    -       (0.42)     (0.36)
   Extraordinary gain                                4.14           -          -
                                               -----------  ---------- ----------
   Earnings (loss) per share                         2.29       (2.58)     (2.12)
                                               ===========  ========== ==========

Weighted average number
   of shares outstanding                           46,538      46,010     45,588
                                               ===========  ========== ==========


                                                            Trailing 12
                                                            months ended
                                              --------------
Revenue                                         6/30/98       3/31/99
                                               -----------  ------------
   Telecom services
       Local services                              30,328     $ 204,355
       Long distance                                4,940        19,803
       Special access                              17,543        80,924
       Switched terminating access                 11,404        44,079
                                               -----------  ------------
   Total Telecom services                          64,215       349,161
   Network services (FOTI)                         14,759        55,920
   Satellite services                              11,683        43,190
                                               -----------  ------------
     Total revenue                                 90,657       448,271

Operating costs
   Telecom services                               (43,310)     (195,251)
   Network services (FOTI)                        (12,590)      (46,759)
   Satellite services                              (5,869)      (21,340)
                                               -----------  ------------
     Total operating costs                        (61,769)     (263,350)

Selling, general and administrative               (45,156)     (190,250)
                                               -----------  ------------
     EBITDA                                       (16,268)       (5,329)

Depreciation and amortization                     (22,835)     (126,973)
Net gain (loss) on disposal of
   long-lived assets                                    7        (2,642)
Restructuring costs                                  (553)       (2,339)
                                               -----------  ------------
     Operating loss                               (39,649)     (137,283)

Interest expense                                  (41,521)     (183,097)
Interest income                                     8,490        27,017
Other, net                                         (3,160)       (4,835)
                                               -----------  ------------
Loss before income taxes, preferred
   dividends and extraordinary gain               (75,840)     (298,198)

Income tax expense                                      -           (90)
Preferred dividends on preferred securities
   of subsidiaries, net of minority interest      (13,595)      (56,795)

                                               -----------  ------------
Loss from continuing operations
   before extraordinary gain                      (89,435)     (355,083)

Loss from discontinued operations                 (11,401)      (65,938)
Loss on disposal of discontinued
   operations                                           -        (1,777)

                                               -----------  ------------
Loss before extraordinary gain                   (100,836)     (402,607)

Extraordinary gain on sales of operations
   of NETCOM, net of income taxes                       -       193,029

                                               -----------  ------------
Net income (loss)                                (100,836)     (209,578)
                                               ===========  ============

Earnings (loss) per share - basic and diluted:
   Loss from continuing operations                  (1.99)
   Loss from discontinued operations                (0.26)
   Extraordinary gain                                   -
                                               -----------
   Earnings (loss) per share                        (2.25)
                                               ===========

Weighted average number
   of shares outstanding                           44,865
                                               ===========

                                              ICG Press Release, 4/28/99, Page 9

ICG
COMMUNICATIONS

     CONSOLIDATED BALANCE SHEETS (unaudited)
     ($ in thousands)


                                                                 MARCH 31,
ASSETS:                                                            1999
-------                                                      ------------------
     Cash, cash equivalents and short-term investments             $   368,975
     Receivables, net                                                  197,702
     Property and equipment, net                                     1,067,167
     Other assets, net                                                 243,415
                                                             ------------------
         Total assets                                              $ 1,877,259
                                                             ==================


LIABILITIES AND STOCKHOLDERS' DEFICIT:
--------------------------------------
     Accounts payable and accrued liabilities                        $ 161,160
     Debt                                                            1,677,815
     Capital leases                                                     76,538
     Net current liabilities of discontinued operations                    934

                                                             ------------------
         Total liabilities                                           1,916,447
                                                             ------------------

     Redeemable preferred securities of subsidiaries                   478,924

     Stockholders' deficit:
       Common stock                                                        468
       Additional paid-in capital                                      584,170
       Accumulated deficit                                          (1,102,750)
       Accumulated other comprehensive loss                                  -
                                                             ------------------
         Total stockholders' deficit                                  (518,112)

                                                             ------------------
         Total liabilities and stockholders' deficit               $ 1,877,259
                                                             ==================


     Diluted shares (in thousands)                                      49,227


                                                               DECEMBER 31,
ASSETS:                                                            1998
-------                                                      ------------------
     Cash, cash equivalents and short-term investments             $   262,831
     Receivables, net                                                  145,138
     Property and equipment, net                                       934,134
     Other assets, net                                                 283,322
                                                             ------------------
         Total assets                                              $ 1,625,425
                                                             ==================

LIABILITIES AND STOCKHOLDERS' DEFICIT:
-------------------------------------
     Accounts payable and accrued liabilities                         $ 99,490
     Debt                                                            1,599,043
     Capital leases                                                     68,445
     Net current liabilities of discontinued operations                 23,272

                                                             ------------------
         Total liabilities                                           1,790,250
                                                             ------------------

     Redeemable preferred securities of subsidiaries                   466,352

     Stockholders' deficit:
       Common stock                                                        584
       Additional paid-in capital                                      577,820
       Accumulated deficit                                          (1,209,462)
       Accumulated other comprehensive loss                               (119)
                                                             ------------------
         Total stockholders' deficit                                  (631,177)

                                                             ------------------
         Total liabilities and stockholders' deficit               $ 1,625,425
                                                             ==================


     Diluted shares (in thousands)                                      56,183